                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful  attorney-in-fact  and agent,  with full power of substitution and  resubstitution,  for me  and in my  capacity  as a  Trustee/Director  of
                                                                             -
Oppenheimer  AMT-Free New York Municipals,  Oppenheimer  California  Municipal
Fund,  Oppenheimer  Capital  Appreciation  Fund,  Oppenheimer  Discovery Fund,
Oppenheimer  Emerging Growth Fund,  Oppenheimer  Emerging  Technologies  Fund,
Oppenheimer  Global  Opportunities  Fund,  Oppenheimer Gold & Special Minerals
Fund,   Oppenheimer   Growth  Fund,   Oppenheimer  Money  Market  Fund,  Inc.,
Oppenheimer  Multi-Sector  Income  Trust,  Oppenheimer  Series Fund,  Inc. (on
behalf of Oppenheimer  Disciplined Allocation Fund and Oppenheimer Value Fund)
and  Oppenheimer  U.S.  Government  Trust,  to sign on my  behalf  any and all
Registration   Statements   (including   any   post-effective   amendments  to
Registration  Statements)  under the  Securities  Act of 1933,  the Investment
Company Act of 1940 and any  amendments  and  supplements  thereto,  and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with
the  U.S.   Securities   and   Exchange   Commission,   granting   unto   said
attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform  each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004

/s/ Mary Miller
Mary Miller

Witness:   /s/ Kathleen Ives
         ---------------------------
        Kathleen Ives
        Assistant Secretary